UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23298

WEISS STRATEGIC INTERVAL FUND

(Exact name of Registrant as specified in charter)

320 PARK AVENUE, 20TH FLOOR

NEW YORK, NEW YORK 10022

(Address of Principal Executive Offices) (Zip Code)

Jeffrey Dillabough, Esq.

Secretary

Weiss Strategic Interval Fund

320 Park Avenue, 20th Floor

New York, New York 10022

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 415-4500

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

Weiss Strategic Interval Fund

Annual Report

December 31, 2019

Dear Shareholders:

The Weiss Strategic Interval Fund (the “Fund”) investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund will pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund will take long and short positions include primarily domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

December capped a big year for risk assets with another strong month. Stocks, credit and commodities were all up. Yields on Treasuries continued to move higher. These risk moves were driven by optimism over a China US Phase One deal to stop the escalation we saw in 2019. Despite higher tariffs and lower global growth than expected at the beginning of 2019, the SPX finished 2019 with its 2nd best performance in over 20 years. The dramatic shift in central bank expectations during 2019 led to much lower yields and an increase in the amount of negative yielding debt from approximately 8 trillion at the end of 2018 to 11 trillion at the end of 2019. At one point when recession fears were the worst, we saw 17 trillion of negative yielding debt around the globe. The decrease in global investible assets and more accommodative central banks helped fuel the risk rally in 2018 leaving sentiment for 2020 at very high levels as we end 2019.

For December, the Fund finished +1.70% as the lessened recession fears caused factors to lessen their impact on individual security moves. Our PMs were able to take advantage of idiosyncratic opportunities led by the macro and equity books. Credit was a small negative for the month as the teams continued to reduce risk with the space remaining challenging in the final quarter. Since May, when macro factors began to dominate movement of securities on increasing recession fears, our PMs were waiting for a change in the environment that historically has come after periods like this. These macro driven environments are frustrating during these periods like in 2015/2016 and 2011/2012 but they always create dispersion in valuations that provide opportunities once central banks and governments come to help.

Rate of Return -

As of December

31, 2019

YTD -
Performance vs Benchmarks	12/31/19

Weiss Strategic Interval Fund	12.94%*
HFRI RV: Multi-Strategy
Index	5.27%
S & P 500 (Total Return)	31.49%

* Return is based upon the books of the Fund.

Benchmark Definitions

The Standard and Poor’s 500 Index (Total Return) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries, and includes reinvested dividends.

The HFRI RV Multi-Strategy Index provides performance data with respect to a select universe of relative value multi-strategy hedge fund strategies (for purposes of this report the preliminary HFRI RV Multi-Strategy Index value is utilized). The HFRI RV Multi-Strategy Index is being used under license from Hedge Fund Research, Inc., which does not approve of or endorse any of the products discussed in this presentation. Source for HFRI data: Hedge Fund Research, Inc. www.hedgefundresearch.com. Neither index reflects the same fees or expenses than those of the Fund, and the Fund may and will invest in different securities and trading strategies than those reflected in the indices. Sector, industry, stock and country exposures, volatility and risk characteristics of the fund’s portfolio will also differ from the indices. Index data is provided for reference purposes only, and is not meant to imply that the Fund will achieve performance similar to or better than that of an index.

One cannot invest directly in an index.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. Investments in debt securities typically decrease in value when interest rates rise.

This risk is usually greater for longer-term debt securities. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Investments Composition

Weiss Strategic Interval Fund

December 31, 2019 (unaudited)

Top Ten Holdings as of December 31, 2019*

Description	% of Net Assets
SPDR Bloomberg Barclays High Yield Bond ETF	27.9%
iShares iBoxx High Yield Corporate Bond ETF	27.9%
Allergan PLC	21.0%
Highwoods Properties, Inc.	10.3%
AvalonBay Communities, Inc.	9.9%
NXP Semiconductors N.V.	9.7%
American Electric Power Co., Inc.	9.5%
Microsoft Corp.	8.9%
iShares Transportation Average ETF	8.7%
American Assets Trust, Inc.	8.6%
TOTAL	142.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.

Country	Securities Held Long % of Net Assets	Securities Sold Short % of Net Assets
United States	659.9%	(650.3)%
Netherlands	25.1%	(1.6)%
Ireland	23.1%	(9.2)%
Canada	6.4%	(6.2)%
Bermuda	4.1%	(5.0)%
Britain	4.0%	(7.0)%
Puerto Rico	3.8%	—%
Liberia	3.0%	—%
Cayman Islands	1.2%	—%
British Virgin	1.1%	—%
Taiwan	1.1%	—%
Norway	0.6%	—%
Switzerland	0.5%	(7.4)%
Marshall Island	0.2%	—%
Luxembourg	0.2%	(0.4)%
Germany	0.1%	(2.4)%
Panama	—%	(2.5)%
France	—%	(2.1)%
Jersey	—%	(1.3)%
Curacao	—%	(1.1)%
Mexico	—%	(0.1)%
TOTAL	734.4%	(696.6)%

Investments Composition

Weiss Strategic Interval Fund

December 31, 2019 (unaudited)

Sector	Securities Held Long % of Net Assets	Securities Sold Short % of Net Assets
Real Estate Investment Trusts	183.1%	(172.4)%
Exchange-Traded Funds	81.6%	(114.0)%
Oil, Gas & Consumable Fuels	45.2%	(37.8)%
Semiconductors & Semiconductor Equipment	41.2%	(29.4)%
Electric Utilities	34.1%	(38.5)%
Pharmaceuticals	29.5%	(1.7)%
Multi-Utilities	23.9%	(22.0)%
Road & Rail	22.6%	(16.2)%
Banks	19.9%	(20.0)%
Hotels, Restaurants & Leisure	18.6%	(20.1)%
Machinery	16.1%	(19.9)%
Capital Markets	14.5%	(14.3)%
Insurance	14.2%	(21.9)%
Software	13.5%	(8.7)%
Aerospace & Defense	13.4%	(3.8)%
Technology Hardware, Storage & Peripherals	11.4%	(5.7)%
IT Services	11.2%	(15.9)%
Chemicals	10.3%	(5.2)%
Health Care Equipment & Supplies	10.0%	(2.4)%
Electronic Equipment, Instruments & Components	8.6%	(0.9)%
Food Products	8.5%	(17.9)%
Entertainment	7.4%	(1.1)%
Electrical Equipment	6.5%	(7.8)%
Construction & Engineering	6.1%	—%
Air Freight & Logistics	6.0%	(3.6)%
Household Products	5.7%	(8.7)%
Media	5.3%	(7.4)%
Diversified Financial Services	5.2%	—%
Building Products	5.0%	(6.1)%
Diversified Telecommunication Services	4.7%	—%
Independent Power and Renewable Electricity Producers	4.0%	(0.4)%
Biotechnology	3.7%	(8.6)%
Industrial Conglomerates	3.7%	(5.4)%
Communications Equipment	3.7%	(0.2)%
Specialty Retail	3.6%	—%
Beverages	3.4%	(5.8)%
Commercial Services & Supplies	2.8%	(2.4)%
Containers & Packaging	2.7%	(3.2)%
Textiles, Apparel & Luxury Goods	2.4%	—%
Household Durables	2.4%	(7.4)%
Health Care Providers & Services	2.2%	(5.7)%
Thrifts & Mortgage Finance	1.9%	—%
Tobacco	1.8%	—%
Airlines	1.8%	(2.1)%
Metals & Mining	1.8%	—%
Paper & Forest Products	1.6%	—%
Trading Companies & Distributors	1.5%	(1.0)%
Construction Materials	0.9%	(4.5)%
Wireless Telecommunication Services	0.8%	—%
Multiline Retail	0.8%	—%
Automobiles	0.7%	(2.2)%
Consumer Finance	0.6%	—%
Life Sciences Tools & Services	0.5%	(2.8)%
Food & Staples Retailing	0.4%	(0.7)%
Internet & Direct Marketing Retail	0.4%	—%
Water Utilities	0.4%	(5.1)%
Energy Equipment & Services	0.2%	(3.9)%
Auto Components	0.2%	(2.0)%
Marine	0.2%	—%
Professional Services	—%	(5.0)%
Real Estate Management & Development	—%	(2.8)%
Interactive Media & Services	—%	(1.2)%
Gas Utilities	—%	(0.8)%
TOTAL	734.4%	(696.6)%

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Long Investments 734.4%
Common Stocks 651.9%
Aerospace & Defense 13.4%
Boeing Co. (The)	2,553	$831,665
L3Harris Technologies, Inc.(1)	9,778	1,934,773
Maxar Technologies, Inc.(1),(2)	9,645	151,137
Northrop Grumman Corp.(1)	17,614	6,058,688
Raytheon Co.(1)	1,409	309,614
United Technologies Corp.(1)	79,141	11,852,156

		21,138,033

Air Freight & Logistics 6.0%
C.H. Robinson Worldwide, Inc.	1,930	150,926
FedEx Corp.(1)	61,347	9,276,280

		9,427,206

Airlines 1.8%
Southwest Airlines Co.	52,101	2,812,412

Auto Components 0.2%
Tenneco, Inc., Class A	23,179	303,645

Automobiles 0.7%
Fiat Chrysler Automobiles N.V.(1),(3)	48,361	710,423
Winnebago Industries, Inc.(1)	6,559	347,496

		1,057,919

Banks 19.9%
Citigroup, Inc.	16,359	1,306,921
Comerica, Inc.(1)	38,580	2,768,115
Fifth Third Bancorp(1)	71,373	2,194,006
First BanCorp(3)	169,498	1,794,984
First Horizon National Corp.(1)	302,360	5,007,082
Huntington Bancshares, Inc.(1)	57,630	869,060
Investors Bancorp, Inc.(1)	231,480	2,758,084
Popular, Inc.(3)	49,690	2,919,288
Regions Financial Corp.	30,864	529,626
Sterling Bancorp(1)	93,041	1,961,304
TCF Financial Corp.(1)	63,053	2,950,881
US Bancorp	77,191	4,576,654
Valley National Bancorp(1)	163,965	1,877,399

		31,513,404

Beverages 3.4%
Coca-Cola Co. (The)(1)	68,167	3,773,044
Constellation Brands, Inc., Class A	8,487	1,610,408

		5,383,452

Biotechnology 3.7%
Achillion Pharmaceuticals, Inc.(1),(2)	25,435	153,373
Alder Biopharmaceuticals, Inc.	6,157	5,418
Audentes Therapeutics, Inc.(1),(2)	26,161	1,565,474
Gilead Sciences, Inc.(1)	7,722	501,776
Medicines Co. (The)(2)	43,372	3,684,018

		5,910,059

Building Products 5.0%
Continental Building Products, Inc.(1),(2)	17,179	625,831
Johnson Controls International PLC(3)	15,432	628,237
Masco Corp.(1)	34,881	1,673,939
Owens Corning(1)	76,963	5,011,830

		7,939,837

Capital Markets 14.5%
Bank of New York Mellon Corp. (The)(1)	60,763	3,058,202

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Capital Markets
Charles Schwab Corp. (The)(1)	22,664	1,077,900
E*TRADE Financial Corp.(1)	52,097	2,363,641
KKR & Co., Inc., Class A(1)	250,927	7,319,540
S&P Global, Inc.(1)	11,574	3,160,281
Virtu Financial, Inc., Class A	96,525	1,543,435
WisdomTree Investments, Inc.	909,321	4,401,113

		22,924,112

Chemicals 10.3%
Huntsman Corp.(1)	227,049	5,485,504
Methanex Corp.(1),(3)	31,795	1,228,241
Olin Corp.	142,746	2,462,368
Orion Engineered Carbons S.A.(3)	14,089	271,918
PolyOne Corp.(1)	22,013	809,858
PPG Industries, Inc.(1)	22,299	2,976,694
Sherwin-Williams Co. (The)(1)	5,193	3,030,323

		16,264,906

Commercial Services & Supplies 2.8%
Covanta Holding Corp.(1)	113,515	1,684,562
Waste Connections, Inc.(1),(3)	6,559	595,492
Waste Management, Inc.(1)	18,325	2,088,317

		4,368,371

Communications Equipment 3.7%
Juniper Networks, Inc.(1)	235,556	5,801,744

Construction & Engineering 6.1%
Jacobs Engineering Group, Inc.(1)	106,619	9,577,585

Construction Materials 0.9%
Martin Marietta Materials, Inc.(1)	5,054	1,413,301

Consumer Finance 0.6%
Capital One Financial Corp.(1)	9,645	992,567

Containers & Packaging 2.7%
Berry Global Group, Inc.(1),(2)	24,130	1,145,934
Crown Holdings, Inc.(1),(2)	8,460	613,688
WestRock Co.(1)	60,034	2,576,059

		4,335,681

Diversified Financial Services 5.2%
8i Enterprises Acquisition Corp.(2),(3)	32,519	325,840
Altaba, Inc.	148,076	3,042,962
Diamond Eagle Acquisition Corp., Class A(2)	15,574	166,642
Equitable Holdings, Inc.	57,915	1,435,134
Fellazo, Inc.(2),(3)	47,077	468,887
GS Acquisition Holdings Corp., Class A(1),(2)	34,728	383,050
Legacy Acquisition Corp., Class A(2)	99,345	1,020,273
Mosaic Acquisition Corp., Class A(2)	50,168	515,978
Pure Acquisition Corp.(2)	77,259	801,948

		8,160,714

Diversified Telecommunication Services 4.7%
AT&T, Inc.(1)	48,102	1,879,826
Zayo Group Holdings, Inc.(1),(2)	158,758	5,500,965
		7,380,791
Electric Utilities 34.1%
Alliant Energy Corp.(1)	90,733	4,964,910
American Electric Power Co., Inc.(1)	159,606	15,084,363
Duke Energy Corp.	55,844	5,093,531

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Electric Utilities
Edison International(1)	23,160	1,746,496
El Paso Electric Co.(1)	16,604	1,127,245
Entergy Corp.(1)	73,910	8,854,418
Exelon Corp.(1)	61,895	2,821,793
FirstEnergy Corp.(1)	237,948	11,564,273
IDACORP, Inc.	3,924	419,083
Portland General Electric Co.(1)	39,392	2,197,680

		53,873,792

Electrical Equipment 6.5%
AMETEK, Inc.(1)	19,802	1,975,051
Eaton Corp. PLC(3)	5,749	544,545
Emerson Electric Co.(1)	85,006	6,482,558
nVent Electric PLC(1),(3)	52,905	1,353,310

		10,355,464

Electronic Equipment, Instruments & Components 8.6%
Amphenol Corp., Class A	38,522	4,169,236
Fitbit, Inc., Class A(1),(2)	282,958	1,859,034
FLIR Systems, Inc.(1)	42,471	2,211,465
SYNNEX Corp.(1)	34,749	4,475,671
Vishay Intertechnology, Inc.	38,580	821,368

		13,536,774

Energy Equipment & Services 0.2%
TechnipFMC PLC(1),(3)	18,133	388,772

Entertainment 7.4%
Activision Blizzard, Inc.	75,315	4,475,218
Walt Disney Co. (The)(1)	49,583	7,171,189

		11,646,407

Food & Staples Retailing 0.4%
Walmart, Inc.(1)	5,787	687,727

Food Products 8.5%
Ingredion, Inc.(1)	18,537	1,723,014
Kellogg Co.	36,497	2,524,133
Mondelez International, Inc., Class A	35,092	1,932,867
Sanderson Farms, Inc.(1)	41,281	7,274,538

		13,454,552

Health Care Equipment & Supplies 10.0%
Envista Holdings Corp.(1)	92,208	2,733,045
Hologic, Inc.(1),(2)	8,316	434,178
Stryker Corp.(1)	2,041	428,488
Wright Medical Group N.V.(1),(2),(3)	403,786	12,307,397

		15,903,108

Health Care Providers & Services 2.2%
Anthem, Inc.(1)	5,792	1,749,358
Diplomat Pharmacy, Inc.(2)	33,923	135,692
Humana, Inc.(1)	4,439	1,626,982
Owens & Minor, Inc.	8,107	41,913

		3,553,945

Hotels, Restaurants & Leisure 18.6%
BJ’s Restaurants, Inc.(1)	67,168	2,549,697
Caesars Entertainment Corp.(1),(2)	22,163	301,417
Dine Brands Global, Inc.	6,178	515,987
Extended Stay America, Inc.	232,977	3,462,038
Hilton Grand Vacations, Inc.(1),(2)	15,577	535,693

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.(1)	32,000	3,549,120
Las Vegas Sands Corp.	6,369	439,716
McDonald’s Corp.(1)	3,858	762,379
Melco Resorts & Entertainment Ltd., ADR(1),(3)	57,870	1,398,718
Royal Caribbean Cruises Ltd.(1),(3)	35,807	4,780,593
Six Flags Entertainment Corp.(1)	70,408	3,176,105
Stars Group, Inc. (The)(1),(2),(3)	223,474	5,830,437
Wyndham Destinations, Inc.(1)	11,595	599,345
Wyndham Hotels & Resorts, Inc.(1)	24,371	1,530,742

		29,431,987

Household Durables 2.4%
KB Home(1)	60,867	2,085,912
Lennar Corp., Class A	11,145	621,780
Toll Brothers, Inc.(1)	27,739	1,095,968

		3,803,660

Household Products 5.7%
Procter & Gamble Co. (The)(1)	52,820	6,597,218
Spectrum Brands Holdings, Inc.(1)	38,387	2,467,900

		9,065,118

Independent Power and Renewable Electricity Producers 4.0%
NRG Energy, Inc.(1)	69,480	2,761,830
Vistra Energy Corp.(1)	158,178	3,636,512

		6,398,342

Industrial Conglomerates 3.7%
3M Co.	6,867	1,207,425
Honeywell International, Inc.(1)	26,467	4,684,659

		5,892,084

Insurance 14.2%
American International Group, Inc.(1)	131,172	6,733,059
Argo Group International Holdings Ltd.(1),(3)	18,594	1,222,555
Arthur J Gallagher & Co.	38,620	3,677,783
Assurant, Inc.(1)	7,031	921,623
Axis Capital Holdings Ltd.(1),(3)	48,225	2,866,494
Hartford Financial Services Group, Inc. (The)(1)	38,580	2,344,507
Kemper Corp.	5,754	445,935
Lincoln National Corp.(1)	59,819	3,529,919
Willis Towers Watson PLC(3)	3,863	780,094

		22,521,969

Internet & Direct Marketing Retail 0.4%
Expedia Group, Inc.(1)	6,176	667,873

IT Services 11.2%
DXC Technology Co.(1)	142,777	5,366,987
EVERTEC, Inc.(3)	38,573	1,313,025
Fidelity National Information Services, Inc.(1)	28,935	4,024,569
KBR, Inc.(1)	40,551	1,236,806
LiveRamp Holdings, Inc.(1),(2)	40,514	1,947,508
PayPal Holdings, Inc.(1),(2)	27,162	2,938,114
Science Applications International Corp.	9,655	840,178

		17,667,187

Life Sciences Tools & Services 0.5%
Bruker Corp.	4,247	216,470

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Life Sciences Tools & Services
QIAGEN N.V.(1),(2),(3)	19,355	654,199

		870,669

Machinery 16.1%
AGCO Corp.	4,758	367,556
Allison Transmission Holdings, Inc.(1)	37,737	1,823,452
Deere & Co.(1)	24,745	4,287,319
Dover Corp.(1)	38,154	4,397,630
Fortive Corp.(1)	48,424	3,699,109
IDEX Corp.(1)	2,251	387,172
ITT, Inc.(1)	16,397	1,211,902
Parker-Hannifin Corp.(1)	7,444	1,532,124
Stanley Black & Decker, Inc.(1)	7,909	1,310,838
Timken Co. (The)(1)	92,666	5,218,022
Westinghouse Air Brake Technologies Corp.(1)	16,663	1,296,381

		25,531,505

Marine 0.2%
Star Bulk Carriers Corp.(3)	23,148	273,378

Media 5.3%
Discovery, Inc., Class A(1),(2)	48,055	1,573,321
Interpublic Group of Cos., Inc. (The)	11,574	267,359
Nexstar Media Group, Inc., Class A(1)	30,887	3,621,501
Sinclair Broadcast Group, Inc., Class A(1)	20,077	669,367
ViacomCBS, Inc., Class B	53,068	2,227,264

		8,358,812

Metals & Mining 1.8%
Allegheny Technologies, Inc.(2)	18,369	379,504
Barrick Gold Corp.(3)	28,577	531,246
Freeport-McMoRan, Inc.(1)	143,723	1,885,646

		2,796,396

Multi-Utilities 23.2%
Ameren Corp.(1)	142,662	10,956,442
CenterPoint Energy, Inc.	206,403	5,628,610
CMS Energy Corp.(1)	115,041	7,229,176
Dominion Energy, Inc.	146,003	12,091,968
NiSource, Inc.(1)	28,980	806,803

		36,712,999

Multiline Retail 0.8%
Dollar General Corp.(1)	7,716	1,203,542

Oil, Gas & Consumable Fuels 45.2%
BP PLC, ADR(1),(3)	99,257	3,745,959
Cimarex Energy Co.(1)	116,244	6,101,648
ConocoPhillips(1)	86,720	5,639,402
Crestwood Equity Partners L.P.(1)	43,598	1,343,690
Diamondback Energy, Inc.(1)	59,676	5,541,513
Enable Midstream Partners L.P.(1)	13,429	134,693
Energy Transfer L.P.(1)	80,591	1,033,983
Enterprise Products Partners L.P.(1)	22,731	640,105
EOG Resources, Inc.(1)	63,170	5,291,119
Equinor ASA, ADR(1),(3)	49,572	986,978
GasLog Ltd.(3)	33,484	327,808
Golar LNG Ltd.(3)	7,854	111,684
Marathon Oil Corp.	269,990	3,666,464
Marathon Petroleum Corp.(1)	36,265	2,184,966
MPLX L.P.(1)	18,996	483,638

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels
Noble Energy, Inc.(1)	72,318	1,796,379
Occidental Petroleum Corp.(1)	44,797	1,846,084
ONEOK, Inc.(1)	38,259	2,895,059
Parsley Energy, Inc., Class A(1)	327,257	6,188,430
PBF Energy, Inc., Class A(1)	21,588	677,216
Pioneer Natural Resources Co.(1)	17,694	2,678,341
Plains All American Pipeline L.P.(1)	260,326	4,787,395
SM Energy Co.(1)	241,491	2,714,359
Tallgrass Energy L.P., Class A(1)	247,384	5,472,134
Western Midstream Partners L.P.(1)	102,088	2,010,113
Williams Cos., Inc. (The)(1)	137,200	3,254,384

		71,553,544

Paper & Forest Products 1.6%
Louisiana-Pacific Corp.	86,175	2,556,812

Pharmaceuticals 29.3%
Allergan PLC(1),(3)	173,471	33,162,451
AstraZeneca PLC, ADR(1),(3)	44,788	2,233,130
Bayer AG, ADR(1),(3)	8,719	176,821
Bristol-Myers Squibb Co.(1)	59,598	3,825,595
Elanco Animal Health, Inc.(2)	54,446	1,603,435
Johnson & Johnson(1)	18,878	2,753,734
Merck & Co., Inc.(1)	9,652	877,849
Mylan N.V.(1),(2),(3)	44,208	888,581
Novartis AG, ADR(1),(3)	8,107	767,652

		46,289,248

Real Estate Investment Trusts 183.1%
American Assets Trust, Inc.(1)	296,052	13,588,787
American Homes 4 Rent, Class A(1)	492,340	12,904,231
Apartment Investment & Management Co., Class A(1)	132,889	6,863,717
AvalonBay Communities, Inc.(1)	74,345	15,590,146
Boston Properties, Inc.(1)	96,629	13,321,274
Douglas Emmett, Inc.(1)	135,555	5,950,865
EPR Properties(1)	145,308	10,264,557
Equinix, Inc.(1)	1,189	694,019
Equity LifeStyle Properties, Inc.(1)	86,110	6,061,283
Four Corners Property Trust, Inc.(1)	368,652	10,392,300
Global Medical REIT, Inc.(1)	239,798	3,172,528
Highwoods Properties, Inc.(1)	331,918	16,234,109
Hudson Pacific Properties, Inc.(1)	61,943	2,332,154
Innovative Industrial Properties, Inc.(1)	69,738	5,291,022
Jernigan Capital, Inc.	174,873	3,347,069
Kilroy Realty Corp.(1)	31,728	2,661,979
Life Storage, Inc.(1)	72,892	7,892,746
National Health Investors, Inc.(1)	137,116	11,172,212
National Retail Properties, Inc.(1)	236,871	12,701,023
Omega Healthcare Investors, Inc.(1)	203,622	8,623,392
Outfront Media, Inc.(1)	173,640	4,657,025
Piedmont Office Realty Trust, Inc., Class A(1)	415,343	9,237,228
Regency Centers Corp.(1)	45,826	2,891,162
Retail Opportunity Investments Corp.(1)	663,138	11,711,017
Rexford Industrial Realty, Inc.(1)	141,004	6,439,653
RPT Realty(1)	775,209	11,659,143
Spirit Realty Capital, Inc.(1)	275,390	13,543,680
UDR, Inc.(1)	222,715	10,400,791
Urban Edge Properties(1)	475,008	9,110,653
VICI Properties, Inc.(1)	498,852	12,745,669

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Real Estate Investment Trusts
Vornado Realty Trust(1)	181,389	12,062,369
Weingarten Realty Investors(1)	427,347	13,350,320
Weyerhaeuser Co.(1)	91,642	2,767,588

		289,635,711

Road & Rail 22.6%
Canadian National Railway Co.(1),(3)	18,249	1,650,622
Heartland Express, Inc.	32,355	681,073
JB Hunt Transport Services, Inc.(1)	4,635	541,275
Landstar System, Inc.(1)	47,067	5,359,519
Norfolk Southern Corp.(1)	60,956	11,833,388
Ryder System, Inc.(1)	183,008	9,939,165
Schneider National, Inc., Class B(1)	32,793	715,543
Union Pacific Corp.(1)	27,982	5,058,866

		35,779,451

Semiconductors & Semiconductor Equipment 41.2%
Advanced Micro Devices, Inc.(1),(2)	13,874	636,262
Analog Devices, Inc.(1)	38,620	4,589,601
Applied Materials, Inc.(1)	11,278	688,409
ASML Holding N.V.(1),(3)	32,803	9,707,720
Broadcom, Inc.(1)	10,814	3,417,440
Lam Research Corp.(1)	10,995	3,214,938
Microchip Technology, Inc.(1)	88,770	9,295,994
NVIDIA Corp.(1)	28,957	6,813,582
NXP Semiconductors N.V.(1),(3)	120,855	15,380,007
QUALCOMM, Inc.	78,751	6,948,201
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(3)	30,251	1,757,583
Universal Display Corp.(1)	8,102	1,669,579
Xperi Corp.(1)	57,870	1,070,595

		65,189,911

Software 13.5%
BlackBerry Ltd.(1),(2),(3)	52,232	335,329
Box, Inc., Class A(2)	23,166	388,726
FireEye, Inc.(1),(2)	160,664	2,655,776
Instructure, Inc.(1),(2)	10,826	521,922
LogMeIn, Inc.(1)	7,726	662,427
Microsoft Corp.(1)	88,932	14,024,576
NortonLifeLock, Inc.(1)	33,792	862,372
Palo Alto Networks, Inc.(2)	2,002	462,963
RingCentral, Inc., Class A(1),(2)	838	141,345
Splunk, Inc.(1),(2)	109	16,325
TiVo Corp.(1)	144,825	1,228,116

		21,299,877

Specialty Retail 3.6%
Best Buy Co., Inc.	3,771	331,094
Home Depot, Inc. (The)(1)	7,291	1,592,208
Lowe’s Cos., Inc.(1)	3,785	453,292
O’Reilly Automotive, Inc.(1),(2)	722	316,424
Tiffany & Co.(1)	22,503	3,007,526

		5,700,544

Technology Hardware, Storage & Peripherals 11.4%
Apple, Inc.(1)	13,572	3,985,418
HP, Inc.(1)	580,885	11,937,187

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Technology Hardware, Storage & Peripherals
Western Digital Corp.(1)	33,499	2,126,181

		18,048,786

Textiles, Apparel & Luxury Goods 2.4%
Capri Holdings Ltd.(1),(2),(3)	38,277	1,460,268
NIKE, Inc., Class B(1)	23,782	2,409,354

		3,869,622

Thrifts & Mortgage Finance 1.9%
Essent Group Ltd.(1),(3)	455	23,655
MGIC Investment Corp.(1)	214,035	3,032,876

		3,056,531

Tobacco 1.8%
Altria Group, Inc.(1)	45,910	2,291,368
Philip Morris International, Inc.	6,178	525,686

		2,817,054

Trading Companies & Distributors 1.5%
Aircastle Ltd.(1),(3)	59,535	1,905,715
Fastenal Co.	502	18,549
WESCO International, Inc.(2)	7,413	440,258

		2,364,522

Water Utilities 0.4%
California Water Service Group(1)	10,843	559,065

Wireless Telecommunication Services 0.8%
NII Holdings, Inc.(2)	174,048	377,684
T-Mobile U.S., Inc.(1),(2)	12,067	946,294

		1,323,978

Total Common Stocks (Cost $1,000,528,535)		1,031,346,457

Exchange-Traded Funds 81.6%
Consumer Staples Select Sector SPDR Fund	188	11,840
ETFMG Alternative Harvest ETF(1)	347,220	5,944,406
Financial Select Sector SPDR Fund	149,497	4,601,518
Health Care Select Sector SPDR Fund	950	96,767
Invesco QQQ Trust, Series 1	1,366	290,425
iShares iBoxx $ Investment Grade Corporate Bond ETF(1)	44,594	5,706,248
iShares iBoxx High Yield Corporate Bond ETF	501,630	44,113,342
iShares MSCI Germany ETF(1)	119,811	3,522,443
iShares Transportation Average ETF(1)	70,224	13,733,006
iShares U.S. Home Construction ETF(1)	63,618	2,825,912
ProShares VIX Short-Term Futures ETF(1),(2)	12,397	154,095
SPDR Bloomberg Barclays High Yield Bond ETF(1)	403,485	44,197,747
SPDR S&P 500 ETF Trust	939	302,227
SPDR S&P Metals & Mining ETF(1)	25,245	739,426
SPDR S&P Regional Banking ETF(1)	32,392	1,886,834

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Exchange-Traded Funds
SPDR S&P Retail ETF(1)	19,444	894,618

Total Exchange-Traded Funds (Cost $128,841,938)		129,020,854

Convertible Preferred Stocks 0.7%
Multi-Utilities 0.7%
Dominion Energy, Inc., Series A	10,254	1,097,075

Total Convertible Preferred Stocks (Cost $1,048,301)		1,097,075

Rights 0.2%
Pharmaceuticals 0.2%
Bristol-Myers Squibb Co.(2)	113,393	341,313

Total Rights (Cost $241,527)		341,313

Total Long Investments (Cost $1,130,660,301)		1,161,805,699

Securities Sold Short (4)(696.6)%
Common Stocks (582.6)%
Aerospace & Defense (3.8)%
Arconic, Inc.	17,361	(534,198)
General Dynamics Corp.	2,701	(476,321)
Hexcel Corp.	2,927	(214,578)
Huntington Ingalls Industries, Inc.	5,693	(1,428,260)
Lockheed Martin Corp.	8,680	(3,379,819)

		(6,033,176)

Air Freight & Logistics (3.6)%
United Parcel Service, Inc., Class B	48,912	(5,725,639)

Airlines (2.1)%
Alaska Air Group, Inc.	3,641	(246,678)
American Airlines Group, Inc.	34,722	(995,827)
Delta Air Lines, Inc.	30,420	(1,778,961)
Hawaiian Holdings, Inc.	9,666	(283,117)

		(3,304,583)

Auto Components (2.0)%
Autoliv, Inc.	15,410	(1,300,758)
BorgWarner, Inc.	20,447	(886,991)
Lear Corp.	7,053	(967,672)

		(3,155,421)

Automobiles (2.2)%
Ferrari N.V.(3)	6,844	(1,132,956)
Ford Motor Co.	30,888	(287,258)
Harley-Davidson, Inc.	37,000	(1,376,030)
Thor Industries, Inc.	9,645	(716,527)

		(3,512,771)

Banks (20.0)%
Bank of America Corp.	63,657	(2,242,000)
Citigroup, Inc.	28,935	(2,311,617)
Citizens Financial Group, Inc.	38,580	(1,566,734)
Commerce Bancshares, Inc.	24,131	(1,639,460)
First Republic Bank	25,103	(2,948,347)
JPMorgan Chase & Co.	36,681	(5,113,331)
KeyCorp	135,030	(2,733,007)
M&T Bank Corp.	11,574	(1,964,687)
PNC Financial Services Group, Inc. (The)	28,935	(4,618,894)
Regions Financial Corp.	45	(772)
Truist Financial Corp.	79,089	(4,454,292)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Banks
Zions Bancorp NA	38,580	(2,003,074)

		(31,596,215)

Beverages (5.8)%
Brown-Forman Corp., Class B	5,787	(391,201)
PepsiCo, Inc.	63,635	(8,696,996)

		(9,088,197)

Biotechnology (8.6)%
AbbVie, Inc.	126,865	(11,232,627)
Amgen, Inc.	9,652	(2,326,808)

		(13,559,435)

Building Products (6.1)%
Allegion PLC(3)	16,563	(2,062,756)
AO Smith Corp.	21,219	(1,010,873)
Armstrong World Industries, Inc.	34,259	(3,219,318)
Fortune Brands Home & Security, Inc.	17,293	(1,129,925)
Johnson Controls International PLC(3)	55,668	(2,266,244)

		(9,689,116)

Capital Markets (14.3)%
Apollo Global Management, Inc.	48,225	(2,300,815)
Blackstone Group, Inc. (The), Class A	57,900	(3,238,926)
Carlyle Group L.P. (The)	20,666	(662,965)
FactSet Research Systems, Inc.	1,543	(413,987)
Moody’s Corp.	32,793	(7,785,386)
State Street Corp.	67,545	(5,342,810)
TD Ameritrade Holding Corp.	58,483	(2,906,605)

		(22,651,494)

Chemicals (5.2)%
Dow, Inc.	80,399	(4,400,237)
HB Fuller Co.	9,658	(498,063)
LyondellBasell Industries N.V., Class A(3)	14,275	(1,348,702)
Westlake Chemical Corp.	27,034	(1,896,435)

		(8,143,437)

Commercial Services & Supplies (2.4)%
Interface, Inc.	13,398	(222,273)
KAR Auction Services, Inc.	30,864	(672,527)
Republic Services, Inc.	31,829	(2,852,833)

		(3,747,633)

Communications Equipment (0.2)%
Ubiquiti, Inc.	1,793	(338,841)

Construction Materials (4.5)%
Cemex S.A.B. de C.V., ADR(3)	52,270	(197,581)
Eagle Materials, Inc.	5,864	(531,630)
Vulcan Materials Co.	43,870	(6,316,841)

		(7,046,052)

Containers & Packaging (3.2)%
Amcor PLC(3)	102,290	(1,108,823)
Avery Dennison Corp.	12,394	(1,621,383)
Greif, Inc., Class A	5,790	(255,918)
International Paper Co.	31,934	(1,470,561)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Containers & Packaging
Packaging Corp. of America	6,017	(673,844)

		(5,130,529)

Electric Utilities (38.5)%
Avangrid, Inc.	40,540	(2,074,026)
Evergy, Inc.	99,239	(6,459,466)
Eversource Energy	82,925	(7,054,430)
Hawaiian Electric Industries, Inc.	131,138	(6,145,127)
NextEra Energy, Inc.	35,493	(8,594,985)
OGE Energy Corp.	108,108	(4,807,563)
PPL Corp.	9,655	(346,421)
Southern Co. (The)	261,958	(16,686,725)
Xcel Energy, Inc.	137,383	(8,722,447)

		(60,891,190)

Electrical Equipment (7.8)%
Eaton Corp. PLC(3)	7,912	(749,425)
Hubbell, Inc.	20,026	(2,960,243)
Rockwell Automation, Inc.	42,707	(8,655,428)

		(12,365,096)

Electronic Equipment, Instruments & Components (0.9)%
KEMET Corp.	53,990	(1,460,429)

Energy Equipment & Services (3.9)%
Halliburton Co.	34,799	(851,532)
Nabors Industries Ltd.(3)	207,339	(597,136)
National Oilwell Varco, Inc.	75,561	(1,892,803)
Patterson-UTI Energy, Inc.	53,626	(563,073)
Schlumberger Ltd.(3)	42,589	(1,712,078)
Tenaris S.A., ADR(3)	27,289	(617,823)

		(6,234,445)

Entertainment (1.1)%
Cinemark Holdings, Inc.	32,810	(1,110,618)
Roku, Inc.	5,151	(689,719)

		(1,800,337)

Food & Staples Retailing (0.7)%
Sysco Corp.	13,513	(1,155,902)

Food Products (17.9)%
Campbell Soup Co.	65,085	(3,216,501)
Flowers Foods, Inc.	44,367	(964,538)
Hershey Co. (The)	29,319	(4,309,307)
Hormel Foods Corp.	132,765	(5,989,029)
JM Smucker Co. (The)	30,092	(3,133,480)
McCormick & Co., Inc.	31,057	(5,271,305)
Mondelez International, Inc., Class A	60,104	(3,310,528)
Tyson Foods, Inc., Class A	23,546	(2,143,628)

		(28,338,316)

Gas Utilities (0.8)%
New Jersey Resources Corp.	19,431	(866,039)
South Jersey Industries, Inc.	10,214	(336,858)

		(1,202,897)

Health Care Equipment & Supplies (2.4)%
Baxter International, Inc.	9,652	(807,100)
Becton Dickinson and Co.	5,791	(1,574,979)
Medtronic PLC(3)	8,107	(919,739)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Health Care Equipment & Supplies
STERIS PLC(3)	3,669	(559,229)

		(3,861,047)

Health Care Providers & Services (5.7)%
CVS Health Corp.	23,347	(1,734,449)
HCA Healthcare, Inc.	5,018	(741,711)
Humana, Inc.	1,672	(612,821)
McKesson Corp.	3,861	(534,053)
Quest Diagnostics, Inc.	10,039	(1,072,065)
UnitedHealth Group, Inc.	14,671	(4,312,981)

		(9,008,080)

Hotels, Restaurants & Leisure (20.1)%
Aramark	69,694	(3,024,720)
Boyd Gaming Corp.	37,423	(1,120,445)
Carnival Corp.(3)	77,160	(3,922,043)
Cheesecake Factory, Inc. (The)	83,275	(3,236,067)
Choice Hotels International, Inc.	27,006	(2,793,231)
Dunkin’ Brands Group, Inc.	25,921	(1,958,072)
Eldorado Resorts, Inc.	29,902	(1,783,355)
Marriott International, Inc., Class A	12,330	(1,867,132)
Marriott Vacations Worldwide Corp.	3,865	(497,657)
MGM Resorts International	95,678	(3,183,207)
Starbucks Corp.	15,399	(1,353,880)
Texas Roadhouse, Inc.	10,041	(565,509)
Vail Resorts, Inc.	6,481	(1,554,338)
Wendy’s Co. (The)	218,945	(4,862,768)

		(31,722,424)

Household Durables (7.4)%
DR Horton, Inc.	32,021	(1,689,108)
Leggett & Platt, Inc.	50,091	(2,546,125)
Lennar Corp., Class A	14,197	(792,051)
MDC Holdings, Inc.	42,438	(1,619,434)
PulteGroup, Inc.	63,337	(2,457,475)
Whirlpool Corp.	18,113	(2,672,211)

		(11,776,404)

Household Products (8.7)%
Church & Dwight Co., Inc.	82,658	(5,814,164)
Clorox Co. (The)	32,103	(4,929,094)
Colgate-Palmolive Co.	9,838	(677,248)
Kimberly-Clark Corp.	14,468	(1,990,073)
WD-40 Co.	2,006	(389,445)

		(13,800,024)

Independent Power and Renewable Electricity Producers (0.4)%
NextEra Energy Partners L.P.	11,586	(610,003)

Industrial Conglomerates (5.4)%
3M Co.	22,446	(3,959,923)
General Electric Co.	252,691	(2,820,032)
Roper Technologies, Inc.	5,131	(1,817,554)

		(8,597,509)

Insurance (21.9)%
Aflac, Inc.	57,870	(3,061,323)
Chubb Ltd.(3)	71,392	(11,112,879)
Everest Re Group Ltd.(3)	10,609	(2,936,996)
MetLife, Inc.	125,365	(6,389,854)
Prudential Financial, Inc.	47,892	(4,489,396)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Insurance
Travelers Cos., Inc. (The)	31,510	(4,315,294)
WR Berkley Corp.	34,722	(2,399,290)

		(34,705,032)

Interactive Media & Services (1.2)%
Facebook, Inc., Class A	8,947	(1,836,372)

IT Services (15.9)%
Accenture PLC, Class A(3)	25,077	(5,280,464)
Cognizant Technology Solutions Corp., Class A	28,935	(1,794,549)
Fiserv, Inc.	15,422	(1,783,246)
International Business Machines Corp.	63,308	(8,485,804)
Leidos Holdings, Inc.	36,141	(3,537,842)
Mastercard, Inc., Class A	7,645	(2,282,721)
Square, Inc., Class A	8,287	(518,435)
Visa, Inc., Class A	7,716	(1,449,836)

		(25,132,897)

Life Sciences Tools & Services (2.8)%
Agilent Technologies, Inc.	3,475	(296,452)
Thermo Fisher Scientific, Inc.	12,623	(4,100,834)

		(4,397,286)

Machinery (19.9)%
AGCO Corp.	45,537	(3,517,733)
Albany International Corp., Class A	5,727	(434,794)
Caterpillar, Inc.	13,966	(2,062,499)
Cummins, Inc.	20,490	(3,666,890)
Donaldson Co., Inc.	23,791	(1,370,837)
Illinois Tool Works, Inc.	21,330	(3,831,508)
Ingersoll-Rand PLC(3)	19,286	(2,563,495)
Lincoln Electric Holdings, Inc.	4,089	(395,529)
Nordson Corp.	14,901	(2,426,479)
PACCAR, Inc.	111,229	(8,798,214)
Terex Corp.	40,856	(1,216,692)
Xylem, Inc.	14,467	(1,139,855)

		(31,424,525)

Media (7.4)%
Comcast Corp., Class A	19,280	(867,022)
National CineMedia, Inc.	116,651	(850,386)
Omnicom Group, Inc.	110,913	(8,986,171)
WPP PLC, ADR(3)	13,900	(977,031)

		(11,680,610)

Multi-Utilities (22.0)%
Consolidated Edison, Inc.	51,486	(4,657,938)
DTE Energy Co.	28,957	(3,760,646)
National Grid PLC, ADR(3)	11,590	(726,345)
Public Service Enterprise Group, Inc.	52,353	(3,091,445)
Sempra Energy	18,518	(2,805,107)
WEC Energy Group, Inc.	214,298	(19,764,704)

		(34,806,185)

Oil, Gas & Consumable Fuels (37.8)%
Apache Corp.	147,072	(3,763,572)
Arch Coal, Inc., Class A	4,075	(292,340)
Cabot Oil & Gas Corp.	179,197	(3,119,820)
Cenovus Energy, Inc.(3)	131,769	(1,337,455)
Chevron Corp.	42,145	(5,078,894)
Concho Resources, Inc.	42,052	(3,682,494)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels
Continental Resources, Inc.	103,602	(3,553,549)
DCP Midstream L.P.	46,344	(1,134,965)
Devon Energy Corp.	217,154	(5,639,489)
Enbridge, Inc.(3)	17,479	(695,140)
Encana Corp.(3)	386,500	(1,812,685)
EQT Corp.	162,794	(1,774,455)
Exxon Mobil Corp.	55,141	(3,847,739)
Hess Corp.	17,009	(1,136,371)
Kinder Morgan, Inc.	216,111	(4,575,070)
Magellan Midstream Partners L.P.	44,195	(2,778,540)
Murphy Oil Corp.	117,625	(3,152,350)
Occidental Petroleum Corp.	7,716	(317,976)
Phillips 66	11,775	(1,311,853)
QEP Resources, Inc.	550,553	(2,477,489)
Range Resources Corp.	125,505	(608,699)
Royal Dutch Shell PLC, Class A, ADR(3)	41,160	(2,427,617)
Targa Resources Corp.	15,910	(649,605)
TOTAL S.A., ADR(3)	58,860	(3,254,958)
Valero Energy Corp.	1,862	(174,376)
World Fuel Services Corp.	27,027	(1,173,512)

		(59,771,013)

Pharmaceuticals (1.7)%
Eli Lilly & Co.	9,652	(1,268,562)
Pfizer, Inc.	19,305	(756,370)
Roche Holding AG, ADR(3)	16,064	(653,162)

		(2,678,094)

Professional Services (5.0)%
Nielsen Holdings PLC(3)	387,456	(7,865,357)

Real Estate Investment Trusts (172.4)%
Acadia Realty Trust	446,387	(11,574,815)
Agree Realty Corp.	139,608	(9,796,293)
Alexandria Real Estate Equities, Inc.	89,737	(14,499,704)
American Finance Trust, Inc.	295,508	(3,918,436)
American Tower Corp.	11,132	(2,558,356)
Americold Realty Trust	110,553	(3,875,988)
Brandywine Realty Trust	775,645	(12,216,409)
Camden Property Trust	117,016	(12,415,398)
CareTrust REIT, Inc.	393,075	(8,109,137)
Cousins Properties, Inc.	336,581	(13,867,137)
CubeSmart	221,966	(6,987,490)
Digital Realty Trust, Inc.	54,585	(6,536,008)
Equity Residential	110,003	(8,901,443)
Essex Property Trust, Inc.	39,347	(11,837,938)
Federal Realty Investment Trust	81,516	(10,493,555)
Franklin Street Properties Corp.	980,921	(8,396,684)
Gaming and Leisure Properties, Inc.	200,276	(8,621,882)
Host Hotels & Resorts, Inc.	35,663	(661,549)
Invitation Homes, Inc.	256,299	(7,681,281)
Iron Mountain, Inc.	9,066	(288,933)
Kimco Realty Corp.	749,135	(15,514,586)
Kite Realty Group Trust	610,569	(11,924,412)
Lamar Advertising Co., Class A	36,648	(3,271,200)
Lexington Realty Trust	467,835	(4,968,408)
LTC Properties, Inc.	140,393	(6,285,395)
Medical Properties Trust, Inc.	395,978	(8,359,096)
MGM Growth Properties LLC, Class A	11,574	(358,447)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Real Estate Investment Trusts
Park Hotels & Resorts, Inc.	15,432	(399,226)
Pebblebrook Hotel Trust	47,754	(1,280,285)
Realty Income Corp.	175,825	(12,945,995)
RLJ Lodging Trust	76,369	(1,353,259)
SL Green Realty Corp.	46,441	(4,266,999)
STORE Capital Corp.	360,469	(13,423,865)
Sun Communities, Inc.	40,379	(6,060,888)
Tanger Factory Outlet Centers, Inc.	411,844	(6,066,462)
Terreno Realty Corp.	121,392	(6,572,163)
VEREIT, Inc.	611,872	(5,653,697)
Xenia Hotels & Resorts, Inc.	36,917	(797,776)

		(272,740,595)

Real Estate Management & Development (2.8)%
Brookfield Property Partners L.P.(3)	239,187	(4,372,338)

Road & Rail (16.2)%
ArcBest Corp.	5,061	(139,684)
Avis Budget Group, Inc.	7,722	(248,957)
Canadian Pacific Railway Ltd.(3)	23,247	(5,926,823)
CSX Corp.	17,361	(1,256,242)
Kansas City Southern	72,629	(11,123,858)
Knight-Swift Transportation Holdings, Inc.	70,320	(2,520,269)
Old Dominion Freight Line, Inc.	20,144	(3,822,928)
Werner Enterprises, Inc.	17,370	(632,094)

		(25,670,855)

Semiconductors & Semiconductor Equipment (29.4)%
Cypress Semiconductor Corp.	29,483	(687,839)
Intel Corp.	271,099	(16,225,275)
KLA Corp.	32,789	(5,842,016)
Skyworks Solutions, Inc.	965	(116,649)
Teradyne, Inc.	3,284	(223,936)
Texas Instruments, Inc.	130,697	(16,767,118)
Xilinx, Inc.	67,514	(6,600,844)

		(46,463,677)

Software (8.7)%
Citrix Systems, Inc.	9,652	(1,070,407)
Oracle Corp.	167,648	(8,881,991)
SAP SE, ADR(3)	28,965	(3,881,020)

		(13,833,418)

Technology Hardware, Storage & Peripherals (5.7)%
Hewlett Packard Enterprise Co.	211,383	(3,352,534)
NetApp, Inc.	86,872	(5,407,782)
Seagate Technology PLC(3)	3,861	(229,730)

		(8,990,046)

Trading Companies & Distributors (1.0)%
Fastenal Co.	30,028	(1,109,535)
GATX Corp.	1,931	(159,983)
WW Grainger, Inc.	1,006	(340,551)

		(1,610,069)

Water Utilities (5.1)%
American States Water Co.	10,811	(936,665)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

Investments	Shares	Value
Common Stocks
Water Utilities
American Water Works Co., Inc.	58,256	(7,156,750)

		(8,093,415)

Total Common Stocks (Proceeds $907,652,444)		(921,618,426)

Exchange-Traded Funds (114.0)%
Communication Services Select Sector SPDR Fund	34,812	(1,866,967)
Consumer Discretionary Select Sector SPDR Fund	10,813	(1,356,166)
Consumer Staples Select Sector SPDR Fund	117,519	(7,401,347)
Energy Select Sector SPDR Fund	35,039	(2,103,742)
ETFMG Prime Cyber Security ETF	3,741	(155,326)
Health Care Select Sector SPDR Fund	7,939	(808,666)
Industrial Select Sector SPDR Fund	126,246	(10,285,262)
Invesco QQQ Trust, Series 1	91,501	(19,454,028)
iShares 20+ Year Treasury Bond ETF	4,069	(551,268)
iShares Expanded Tech-Software Sector ETF	29,308	(6,829,936)
iShares MSCI Emerging Markets ETF	12,101	(542,972)
iShares MSCI Eurozone ETF	21,404	(897,256)
iShares Nasdaq Biotechnology ETF	11,583	(1,395,867)
iShares Russell 2000 ETF	89,221	(14,781,243)
iShares U.S. Aerospace & Defense ETF	1,694	(377,847)
iShares U.S. Real Estate ETF	56,868	(5,293,273)
iShares U.S. Technology ETF	39,973	(9,297,720)
Materials Select Sector SPDR Fund	53,937	(3,312,810)
SPDR S&P 500 ETF Trust	139,243	(44,816,752)
SPDR S&P Biotech ETF	21,214	(2,017,663)
SPDR S&P Homebuilders ETF	31,119	(1,416,226)
SPDR S&P Oil & Gas Exploration & Production ETF	72,453	(1,717,136)
SPDR S&P Semiconductor ETF	25,255	(2,674,252)
Technology Select Sector SPDR Fund	33,989	(3,115,772)
United States Oil Fund L.P.	43,012	(550,984)
Utilities Select Sector SPDR Fund	96,645	(6,245,200)
VanEck Vectors Semiconductor ETF	61,728	(8,728,956)
Vanguard Intermediate-Term Corporate Bond ETF	75,120	(6,860,710)
Vanguard Real Estate ETF	156,792	(14,548,730)
WisdomTree Europe Hedged Equity Fund	13,517	(954,165)

Total Exchange-Traded Funds (Proceeds $174,956,289)		(180,358,242)

Total Securities Sold Short (Proceeds $1,082,608,733)		(1,101,976,668)

Total Investments, net of securities sold short (Cost $48,051,568) 37.8%		59,829,031
Other assets, less liabilities 62.2%		98,372,721

Net Assets 100.0%		$158,201,752

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s.

(1)	All or a portion of this security has been committed as collateral for open securities sold short. The total value of assets committed as collateral as of December 31, 2019, is $790,786,690.
(2)	Non-income producing.
(3)	Foreign security.
(4)	Securities sold short are not owned by the Fund and cannot produce income.

ADR	American Depository Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

NVDR	Non-Voting Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2019

At December 31, 2019, the Fund had the following forward currency exchange contracts outstanding:

Forward Currency Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy: EUR / Sell: USD	State Street Bank & Trust Co.	Buy	1,950,000	2,169,157	1/31/20	$23,851	$—
Buy: EUR / Sell: USD	State Street Bank & Trust Co.	Buy	1,020,000	1,147,071	1/31/20	40	—
Buy: SEK / Sell: USD	State Street Bank & Trust Co.	Buy	9,381,000	1,000,000	1/31/20	5,317	—
Buy: GBP / Sell: USD	State Street Bank & Trust Co.	Buy	713,000	930,744	1/31/20	16,104	—
Buy: CHF / Sell: USD	State Street Bank & Trust Co.	Buy	582,000	594,093	1/31/20	8,175	—
Buy: HKD / Sell: USD	State Street Bank & Trust Co.	Buy	3,346,000	429,039	1/31/20	423	—
Buy: EUR / Sell: USD	State Street Bank & Trust Co.	Buy	363,000	403,058	1/31/20	5,179	—
Buy: MXN / Sell: USD	State Street Bank & Trust Co.	Buy	4,326,000	227,592	1/31/20	802	—
Buy: USD / Sell: EUR	State Street Bank & Trust Co.	Sell	237,000	263,189	1/31/20	—	(3,346)
Buy: USD / Sell: SEK	State Street Bank & Trust Co.	Sell	9,604,000	1,022,481	1/31/20	—	(6,735)
Buy: USD / Sell: HKD	State Street Bank & Trust Co.	Sell	10,695,000	1,371,785	1/31/20	—	(928)
Buy: USD / Sell: GBP	State Street Bank & Trust Co.	Sell	2,970,000	3,877,682	1/31/20	—	(66,407)
Buy: USD / Sell: EUR	State Street Bank & Trust Co.	Sell	4,620,100	5,130,245	1/31/20	—	(65,608)

Total Forward Currency Exchange Contracts						$59,891	$(143,024)

Net unrealized appreciation (depreciation)							$(83,133)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2019

Weiss Strategic Interval Fund
ASSETS:

Investments, at value (cost $1,130,660,301)	$1,161,805,699
Cash	16,113,318
Deposits at broker for shorts	82,450,898
Receivable for forward currency exchange contracts	59,891
Receivable for investments sold	204,306,871
Dividends and interest receivable (Net of foreign withholding taxes of $13,176)	2,461,531
Receivable for excise tax	3,359,783
Prepaid expenses	4,507
Total assets	1,470,562,498
LIABILITIES:

Securities sold short, at value (proceeds of $1,082,608,733)	1,101,976,668
Payable for investments purchased	204,384,208
Dividends and interest on securities sold short payable	2,632,080
Payable for incentive fees (Note 4)	2,039,880
Payable for borrowing fees on securities sold short	501,316
Payable for management fees (Note 4)	473,774
Payable for forward currency exchange contracts	143,024
Payable for audit fees	122,000
Payable for legal fees	44,725
Payable for fund administration and fund accounting fees	11,833
Accrued expenses and other liabilities	22,727
Payable for compliance fees	4,344
Payable for transfer agent fees and expenses	4,167
Total liabilities	1,312,360,746
NET ASSETS	$158,201,752
NET ASSETS CONSISTS OF:

Paid-in capital	$437,787,200
Total Distributable Earnings (Loss)	(77,213,342)
Loans receivable from sole shareholder	(201,339,134)
Accrued interest on loans receivable from sole shareholder	(1,032,972)
Total net assets	$158,201,752
Shares issued and outstanding (unlimited shares authorized)	34,595,474
Net asset value and offering price per share	$4.57

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Weiss Strategic Interval Fund
INVESTMENT INCOME:

Dividend income on long positions (net of foreign withholding taxes of $51,450)	$24,169,302
Excise tax refund	3,359,783
Total investment income	27,529,085
EXPENSES:

Dividends on securities sold short	25,872,876
Incentive fee (see Note 4)	7,495,791
Borrowing expenses on securities sold short	3,571,123
Management fees (see Note 4)	4,660,098
Audit fees	173,900
Administration and fund accounting fees	120,487
Trustees’ fees	60,000
Compliance fees	51,435
Custodian fees	42,759
Legal fees	24,383
Insurance fees	51,443
Transfer agent fees	24,965
Reports to shareholders	19,507
Total expenses	42,168,767
Net investment loss	(14,639,682)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain from:
Investment transactions	160,898,848
Securities sold short	(132,143,668)
Forward currency contracts	(12,843)
Foreign currency related transactions	(34,034)
Net realized gain	28,708,303
Net increase (decrease) in unrealized appreciation/depreciation:
Investment transactions	42,286,207
Securities sold short	(28,153,467)
Forward currency contracts	(59,483)
Translation of assets and liabilities denominated in foreign currencies	(267)
Net increase in unrealized appreciation/depreciation	14,072,990
Net realized and change in unrealized gain on investments	42,781,293
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,141,611

See Notes to Financial Statements.

Statement of Changes in Net Assets

	Weiss Strategic Interval Fund
	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018, as restated(1)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(14,639,682)	$(15,964,909)
Net realized gain on investments, securities sold short, forward currency exchange contracts and foreign currency transactions	28,708,303	40,663,101
Net increase (decrease) in unrealized appreciation/depreciation on investments, securities sold short, forward currency exchange contracts and foreign currency translation	14,072,990	(2,378,920)
Net increase in net assets resulting from operations	28,141,611	22,319,272
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	(20,040,384)	(27,520,218)
Total distributions to shareholders	(20,040,384)	(27,520,218)
CAPITAL SHARE TRANSACTIONS AND LOANS TO SOLE SHAREHOLDER:

Net proceeds from sale of shares	142,210,035	166,061,445
Reinvestment of distributions	20,040,384	23,392,185
Issuance of loans to sole shareholder	(144,139,134)	(57,200,000)
Interest payments from loans to sole shareholder	4,002,217	934,339
Net increase in net assets resulting from capital share transactions and loans to sole shareholder	22,113,502	133,187,969
Net Increase in Net Assets	30,214,729	127,987,023
NET ASSETS:

Beginning of period	$127,987,023	$—
End of period	$158,201,752	$127,987,023
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	18,964,228	—
Shares sold	13,707,985	16,606,145
Shares issued from reinvestment of distributions	1,923,261	2,358,083
Shares redeemed	—	—
Shares outstanding, end of period	34,595,474	18,964,228

(1)	Inception date of the Fund was February 1, 2018.

See Notes to Financial Statements.

Statement of Cash Flows

For the Year Ended December 31, 2019

Weiss Strategic Interval Fund
CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from operations	$28,141,611
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(9,042,879,022)
Proceeds from sales of investments	8,554,319,599
Proceeds from securities sold short	10,914,421,941
Purchases to cover securities sold short	(10,424,963,197)
Net repayments on forward currency exchange contracts	(12,843)
Unrealized appreciation on investments	(42,286,207)
Unrealized depreciation on securities sold short	28,153,467
Unrealized depreciation on forward currency exchange contracts	59,483
Net realized gain on investments	(160,898,848)
Net realized loss on securities sold short	132,143,668
Net realized loss on forward currency exchange contracts	12,843
Increase in receivable for excise tax	(3,359,783)
Increase in receivable for investments sold	(91,118,729)
Increase in dividends and interest receivable	(1,314,833)
Increase in prepaid expenses	(88)
Increase in payable for investments purchased	95,702,256
Decrease in payable for excise tax	(3,359,783)
Increase in dividends and interest payable	1,299,806
Decrease in payable for management fees	(6,000)
Increase in payable for borrowing fees on securities sold short	351,715
Decrease in payable for audit fees	(9,000)
Decrease in payable for fund administration and fund accounting fees	(42,190)
Increase in payable for legal fees	24,282
Decrease in payable for transfer agent fees and expenses	(8,368)
Increase in payable for performance fees	2,039,880
Decrease in payable for custody fees	(10,495)
Increase in accrued expenses and other liabilities	12,236
Decrease in payable for compliance fees	(4,233)
Net cash used in operating activities	$(13,590,832)
CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from shares sold	$142,210,035
Loans to sole shareholder	(144,139,134)
Proceeds from interest on loans to sole shareholder	4,002,217
Net cash provided by financing activities	2,073,118
Net change in cash	$(11,517,714)
CASH:

Beginning Balance, Cash and Deposits at broker for shorts	$110,081,930
Ending Balance, Cash and Deposits at broker for shorts	$98,564,216

At December 31, 2019 the below amounts are included in cash and deposits at broker for shorts:

Cash	$16,113,318
Deposits at broker for shorts	$82,450,898
$98,564,216

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities not included herein consist of Distributions and reinvestments	$20,040,384

See Notes to Financial Statements.

Financial Highlights

Weiss Strategic Interval Fund

	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018, as restated*(1)
PER SHARE DATA(2)
Net asset value, beginning of period	$6.75	$10.00
INVESTMENT OPERATIONS:
Net investment loss(3)	(0.50)	(0.96)
Net realized and unrealized gain on investments	1.94	2.72
Total from investment operations	1.44	1.76
LESS DISTRIBUTIONS FROM:
Net investment income(4)	(0.61)	(1.66)
LESS TRANSACTIONS FROM:
Loans to sole shareholder	(3.01)	(3.35)
Net asset value, end of period	$4.57	$6.75
TOTAL RETURN BEFORE INCENTIVE FEES	27.39%	23.59	%(5)
TOTAL RETURN AFTER INCENTIVE FEES	21.38%	17.59	%(5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$158,202	$127,987
Ratio of gross expenses to average net assets(6)	29.91%	25.44	%(7)
Ratio of dividends and borrowing expense on securities sold short to average net assets	20.89%	15.13	%(7)
Ratio of operating expenses to average net assets excluding dividends and borrowing expense on securities sold short(6)	3.71%	5.03	%(7)
Ratio of incentive fees to average net assets(6)	5.32%	5.28	%(7)
Ratio of net investment loss to average net assets(6)	(10.38)%	(12.51	)%(7)
Portfolio turnover rate(8)	887%	938	%(5)

*	See Note 2 in Notes to Financial Statements for more information.
(1)	Inception date of the Fund was February 1, 2018.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Includes short-term capital gains, if any.
(5)	Not annualized for periods less than one year.
(6)

These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

(7)	Annualized for periods less than one year.
(8)

The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average fair value of long positions throughout the periods.

See Notes to Financial Statements.

Notes to Financial Statements

December 31, 2019

1. Organization

Weiss Strategic Interval Fund (the “Fund”) was organized as a Delaware statutory trust on September 5, 2017 pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”). The Fund is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Weiss Multi-Strategy Advisers LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund takes long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships and shares of real estate investment trusts. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

Revision to Previously Issued Financial Statements

The Fund’s previously issued financial statements for the period ended December 31, 2018 have been restated to revise the classification of loans to the sole shareholder and the interest earned from those loans. The revisions resulted in the loans receivable of $52,700,000 and interest receivable of $186,535 being reclassified as a deduction from net assets, as well as interest income of $1,120,874 being reclassified as a reduction of investment income. As a result, NAV per share was reduced from $9.77 to $6.75 as of December 31, 2018. These reclassifications also had corresponding effects on the percentage of net assets presented on the Schedule of Investments, and on the per share data, total returns, and supplemental data and ratios presented in the Financial Highlights. The cash flow activities related to the loans have also been reclassified from operating activities to financing activities. The cumulative effect of these changes resulted in a reduction of net assets previously presented in the Statement of Assets and Liabilities of $57,386,535 and a reduction in the net increase in net assets resulting from operations of $1,120,874. However, these adjustments are for the purposes of U.S. GAAP audited financial statement presentation only.

In the Fund’s previously issued financial statements for the period ended December 31, 2018 did not reflect ASU 2016-18, which required further classification and presentation of restricted cash in the Statement of Cash Flows. The restated financial statements reflect the adoption of ASU 2016-18.

The table below presents previously reported balances of the Fund and the restated balances of the Fund after the reclassification of loans to the sole shareholder and interest earned from those loans and restricted cash, as detailed above, for the year ended December 31, 2018.

Statement / Line Item	As Previously Reported Book Balance	Reclassification	As Restated

Statement of Assets and Liabilities
Assets:
Loans receivable from sole shareholder	$57,200,000	$(57,200,000)	$–
Dividends and interest receivable	1,333,233	(186,535)	1,146,698
Total Assets	761,876,170	(57,386,535)	704,489,635

Liabilities:
Total Liabilities	576,502,612	–	576,502,612

Total Net Assets	$185,373,558	$(57,386,535)	$127,987,023

Net Assets Consists of:
Paid-in-Capital	$186,093,847	$–	$186,096,847
Total Distributable Earnings (Loss)	(720,289)	–	(720,289)
Loans receivable from sole shareholder	–	(57,200,000)	(57,200,000)
Accrued interest on loans receivable from sole shareholder	–	(186,535)	(186,535)

Total Net Assets	$185,373,558	$(57,386,535)	$127,987,023

Shares issued and outstanding	18,964,228	–	18,964,228
Net asset value per share	$9.77	$(3.02)	$6.75

Statement / Line Item	As Previously Reported Book Balance	Reclassification	As Restated

Statement of Operations
Investment Income:
Interest	$1,120,874	$(1,120,874)	$–
Total Investment Income	17,629,135	(1,120,874)	16,508,261
Expenses:
Total Expenses	32,473,170	–	32,473,170

Net Investment Loss	$(14,844,035)	$(1,120,874)	$(15,964,909)

Statement of Changes in Net Assets
Net investment loss	$(14,844,035)	$(1,120,874)	$(15,964,909)
Net increase in net assets resulting from operations	23,440,146	(1,120,874)	22,319,272

Distributions to Shareholders From:
Net investment income	(27,520,218)	–	(27,520,218)

Capital Share Transactions
Net proceeds from sale of shares	166,061,445	–	166,061,445
Reinvestment of distributions	23,392,185	–	23,392,185
Issuance of loans to sole shareholder	–	(57,200,000)	(57,200,000)
Interest payments from loans to sole shareholder	–	934,339	934,339
Net increase in net assets resulting from capital share transactions and loans to sole shareholder	189,453,630	(56,265,661)	133,187,969
Net Increase in Net Assets	$185,373,558	$(57,386,535)	$127,987,023
Net Assets End of Period	$185,373,558	$(57,386,535)	$127,987,023

Statement of Cash Flows
Net increase in net assets resulting from operations	$23,440,146	$(1,120,874)	$22,319,272
Increase in loans receivable from sole shareholder	(17,000,000)	17,000,000	–
Increase in deposits at broker for shorts	(40,942,778)	40,942,778	–

Statement of Cash Flows
Increase in dividends and interest receivable	(571,788)	186,535	(385,253)
Net cash provided by operating activities	$(51,832,815)	$57,008,439	$5,175,624
Loans to sole shareholder	–	(17,000,000)	(17,000,000)
Proceeds from interest on loans to sole shareholder	–	934,339	934,339
Net cash provided by financing activities	$120,971,967	$(16,065,661)	$104,906,306

Net change in cash	$69,139,152	$40,942,778	$110,081,930
Ending Balance, Cash and Deposits at Broker for Shorts	$69,139,152	$40,942,778	$110,081,930

Notes to Financial Statements
U.S. GAAP permanent differences between financial and tax reporting:
Paid in Capital	$(3,359,783)	$(1,120,874)	$(4,480,657)
Total Distributable Earnings (Loss)	$3,359,783	$1,120,874	$4,480,657

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organization and Offering Costs

Under an agreement with the Fund’s sole shareholder, Somerset Reinsurance Ltd. (“Somerset”), Somerset will pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. The sole shareholder is not entitled to the reimbursement of these costs from the Fund.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Security Transactions, Income and Expenses

The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are determined using cost calculated on the basis of specific identification. Dividend income and expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Transactions with Brokers

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The deposit at broker for shorts on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for short sales.

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Fund considers deposits at broker for shorts to be restricted cash.

The Fund’s foreign currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the short sale proceeds by the Fund would be presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

Distributions

The Fund intends to declare income dividends and distribute them to the sole shareholder monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The Fund will pay the sole shareholder at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

Fair Value – Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

3. Fair Value Measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The following is a summary of the fair valuations according to the inputs used as of December 31, 2019, for valuing the Fund’s assets and liabilities.

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks(1)	$1,028,298,077	$3,048,380	$—	$1,031,346,457
Exchange-Traded Funds	129,020,854	—	—	129,020,854
Convertible Preferred Stock	1,097,075	—	—	1,097,075
Rights	341,313	—	—	341,313

Total Investments in Securities	1,158,757,319	3,048,380	—	1,161,805,699
Derivative Contracts:
Forward Exchange Contracts(2)	—	59,891	—	59,891

Total	$1,158,757,319	$3,108,271	$—	$1,161,865,590

Liabilities:
Securities Sold Short:
Common Stocks(1)	$(921,618,426)	$—	$—	$(921,618,426)
Exchange-Traded Funds	(180,358,242)	—	—	(180,358,242)

Total Securities Sold Short	(1,101,976,668)	—	—	(1,101,976,668)
Derivative Contracts:
Forward Exchange Contracts(2)	—	(143,024)	—	(143,024)

Total	$(1,101,976,668)	$(143,024)	$—	$(1,102,119,692)

(1) Please refer to the Schedules of Investments to view long and short common stocks segregated by industry type.

(2) Forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by the counterparty.

Equity Securities

Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.

Exchange-Traded Funds

Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Securities Sold Short

The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

Foreign Securities and Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

Derivatives

The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund values forward contracts based on the terms of the contract (including the notional amount and contract duration) and using observable inputs, such as currency exchange rates or commodity prices. The Fund also considers counterparty credit risk in its valuation of forward contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

4. Fund Fees and Expenses

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Fund pays the Adviser a monthly management fee at the annual rate of 1.50%. The management fee will be applied to the Fund’s net asset value (before the deduction of any incentive fee and the repurchase of any shares pursuant to a periodic repurchase offer). The management fee will be accrued at least weekly and paid monthly in arrears.

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser a performance-based incentive fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the investment profits, as defined in the Investment Advisory Agreement, attributable to each share for such calendar quarter; provided, however, that an incentive fee with respect to a share will be paid only with respect to investment profits for the applicable calendar quarter in excess of unrecouped investment losses as defined in the Investment Advisory Agreement as of the end of the previous calendar quarter.

Effective September 1, 2019, the Adviser agrees that it will attempt to manage the Fund’s aggregate leverage to be 1.5x per side of that of Weiss Multi-Strategy Partners LLC (the “Flagship Fund”) as measured by the Adviser’s risk metrics, unless otherwise agreed with Somerset in writing. In the event that Somerset, in its sole discretion, wants to increase the Fund’s aggregate leverage by an additional 0.5x per side that of the Flagship Fund, it may do so (subject to the US $1.2 billion in aggregate AUM capacity); provided, however, that the management fee associated with the incremental leverage applicable to Somerset for any quarter (or portion thereof) shall be 0.4375% (i.e., 1.75% per annum) and the incentive fee associated with the incremental leverage applicable to Somerset for any such quarter (or portion thereof) shall be an amount equal to an annual rate of 25% of the profits derived from the incremental leverage (including net unrealized gains and losses on investments).

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

5. Loans Receivable from Sole Shareholder

The Fund provides financial support to its sole shareholder in the normal course of executing its investment strategies. The loans are perpetual, with the interest accrued at the Libor Rate plus 0.50% reset every 90 days and payable quarterly. The following table summarizes financial support provided to the Fund’s sole shareholder during the period from January 1, 2019 through December 31, 2019.

As of December 31, 2019, the loans receivable and related interest are recorded as deductions to net assets on the Statement of Assets and Liabilities.

Type	Amount	Reasons for providing support

The Fund agrees to make revolving loans to Somerset (a Bermuda based, reinsurance company) in an aggregate amount at any one time outstanding not to exceed the Maximum Revolver Amount (Maturities ranging from June 23, 2020 to November 5, 2024).

	$201,339,134 (principal) and $1,032,972 (accrued interest)	The proceeds of the loans shall be used by Somerset to provide cash collateral in support of its reinsurance obligations under reinsurance arrangements entered into by Somerset.

For the fiscal year ended December 31, 2019, the Fund made additional loans with a principal balance of $144,139,134 to the sole shareholder. During the fiscal year ended December 31, 2019, the Fund earned interest of approximately $4,849,000 on the outstanding loans, which is recorded as a reduction of investment income. The Fund did not collect any principal payments during the fiscal year ended December 31, 2019.

6. Administration Agreement

The Fund has entered into an Administration and Operating Services Agreement with the State Street Bank & Trust Company (“SSB&T”). Under the terms of this agreement, the Fund pays SSB&T a fee, to provide administrative services to the Fund, including custody, accounting, fund administration and transfer agency services for the Fund.

7. Related Party Transactions

The managing member and chief executive officer of the Adviser is also an investor and director of the Fund’s sole shareholder.

8. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the fiscal year ended December 31, 2019, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	9,042,879,022	8,554,319,599
Short Sales	10,424,963,197	10,914,421,941

9. Taxes

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the fiscal year ended December 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

The tax character of distributions paid during the fiscal year ended December 31, 2019 and during the period ended December 31, 2018, were as follows:

	December 31, 2019	December 31, 2018

Distributions from:
Ordinary income*	$ 20,040,384	$27,520,218

* Includes short-term capital gains, if any.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$15,807,355
Net Unrealized Gains (Losses)	(93,020,697)

Total Distributable Earnings (Loss)	$(77,213,342)

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Cost of investments	$152,766,595

Unrealized appreciation	$38,778,974
Unrealized depreciation	(131,716,538)

Net unrealized appreciation (depreciation)	$(92,937,564)

During the fiscal year ended December 31, 2019, there were differences between book and tax accounting, primarily due to wash sales, forward contracts mark-to-market, real estate trust basis adjustments, constructive sales gains recognized and equity straddle loss deferrals, foreign currency gains and losses, return of capital and capital gain distributions from real estate trusts, ordinary loss netting to reduce short-term capital gains and short sale dividend expense reclasses, as well as the treatment of certain taxes accrued or refunded, and the recognition of income related to transactions with the sole shareholder.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of year end, the following adjustments attributable to the reclassification of distributions was made to the following accounts:

Paid in Capital	$84,594,280
Total Distributable Earnings (Loss)	$(84,594,280)

The adjustment was attributable to excise tax refunded, recognition of income from transactions with the sole shareholder, and consent dividends.

10. Principal Risks

Concentration of Credit Risk

The Fund maintains its cash and cash equivalents in a financial institution, State Street Bank and Trust Company, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.

Counterparty Risk

Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions.

Investment and Market Risk

The risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fixed Income Fund to decline. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Foreign Exchange Risk

The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates.

11. Derivative Contracts

The over-the-counter (“OTC”) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of setoff in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it. The Fund presents OTC derivatives that are executed with the same counterparty under the same master netting agreement on a gross basis, even though the criteria for the right of setoff may be met.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The Fund considers the average month-end notional amounts during the period, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the fiscal year ended December 31, 2019.

	Monthly Average Notional Amount
	Long	Short
Forward Currency Exchange Contracts	45,323,910	22,746,653

The fair value on the Statement of Assets and Liabilities and the effect on the Statement of Operations, of open derivative instruments, whose primary underlying risk exposure is foreign exchange risk at December 31, 2019 was as follows:

	Assets	Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Exchange Contracts	$ 59,891	$ 143,024	$ (12,843)	$ (59,483)

The Fund is required to disclose the effect of offsetting assets and liabilities presented in the Statement of Assets and Liabilities to enable financial statement users to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities include financial instruments and derivative contracts that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: Each of the two parties owes the other determinable amounts, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to setoff, and the Fund’s right of set off is enforceable at law.

The following table presents the effects or potential effects of netting arrangements for derivative contracts in the Statement of Assets and Liabilities as of December 31, 2019:

Counterparty	Gross amounts of recognized assets	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank & Trust Company	$59,891	$(59,891)	$—	$—	$—

Counterparty	Gross amounts of recognized liabilities	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank & Trust Company	$(143,024)	$59,891	$—	$—	$(83,133)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

12. Subsequent Events

From January 1, 2020 to March 16, 2020, the Fund entered into additional loans with the sole shareholder with a total principal amount of $5,300,000. The proceeds of the loans shall be used by the sole shareholder to provide the cash collateral in support of its reinsurance obligations under reinsurance arrangements entered into by the sole shareholder.

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees

Weiss Strategic Interval Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Weiss Strategic Interval Fund (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period February 1, 2018 (inception date) through December 31, 2018 and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and for the period February 1, 2018 (inception date) through December 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for the year then ended and for the period February 1, 2018 (inception date) through December 31, 2018, and the financial highlights for the year then ended and for the period February 1, 2018 (inception date) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Correction of a Misstatement

As discussed in Note 2 to the financial statements, the 2018 financial statements have been restated to correct a misstatement

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2018.

Short Hills, New Jersey

March 20, 2020

Other Information

December 31, 2019 (unaudited)

The table below presents the book balances of the Fund and the restated balance of the Fund after the reclassification of loans to the sole shareholder and interest earned from those loans, as detailed above, for the year ended December 31, 2019.

Statement / Line Item	Book Balance	Reclassification	As Restated

Statement of Assets and Liabilities
Assets:
Loans receivable from sole shareholder	$201,339,134	$(201,339,134)	$–
Dividends and interest receivable	3,494,503	(1,032,972)	2,461,531
Total Assets	1,672,934,604	(202,372,106)	1,470,562,498

Liabilities:
Total Liabilities	1,312,360,746	–	1,312,360,746

Total Net Assets	$360,573,858	$(202,372,106)	$158,201,752

Net Assets Consists of:
Paid-in-Capital	$434,427,417	$–	$434,427,417
Total Distributable Earnings (Loss)	(73,853,559)	–	(73,853,559)
Loans receivable from sole shareholder	–	(201,339,134)	(201,339,134)
Accrued interest on loans receivable from sole shareholder	–	(1,032,972)	(1,032,972)
Total Net Assets	$360,573,858	$(202,372,106)	$158,201,752

Shares issued and outstanding	34,595,474	–	34,595,474
Net asset value per share	$10.42	$(5.85)	$4.57

Statement of Operations
Investment Income:
Interest	$4,848,654	$(4,848,654)	$–
Total Investment Income	32,377,739	(4,848,654)	27,529,085
Expenses:
Total Expenses	42,168,767	–	42,168,767

Net Investment Loss	$(9,791,028)	$(4,848,654)	$(14,639,682)

Statement of Changes in Net Assets
Net investment loss	$(9,791,028)	$(4,848,654)	$(14,639,682)
Net increase in net assets resulting from operations	32,990,265	(4,848,654)	28,141,611
Distributions to Shareholders From:
Capital gains	$(20,040,384)	$–	$(20,040,384)

Capital Share Transactions
Net proceeds from sale of shares	142,210,035	–	142,210,035
Reinvestment of distributions	20,040,384	–	20,040,384
Issuance of loans to sole shareholder	–	(144,139,134)	(144,139,134)
Interest payments from loans to sole shareholder	–	4,002,217	4,002,217
Net increase in net assets resulting from capital share transactions	162,250,419	(140,136,917)	22,113,502

Net Increase in Net Assets	$175,200,300	$(144,985,571)	$30,214,729

Other Information

December 31, 2019 (unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2019.

Dividends Received Deduction

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2019 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019 and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available: (1) without charge, upon request, by calling toll free, 1-800-342-5734; and (2) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

Investment Objective and Policies (unaudited)

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. No assurance can be given that the Fund’s investment objective will be achieved. Except as expressly noted otherwise herein, the Fund’s investment objective, policies and strategies may be changed without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares (as defined below), if any.

The Fund will pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund will take long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund intends to maintain both long and short positions based predominantly on the fundamental analysis and views of Weiss Multi-Strategy Advisers LLC (the “Adviser”) on a particular investment. The Fund will take long positions in investments that the Adviser believes will allow the Fund to realize a benefit from an increase in the underlying prices of such securities. The Fund will take short positions in investments that the Adviser believes will allow the Fund to realize a benefit from a decrease in the underlying price of such securities. A “short sale” is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund’s short sales of securities will generally be used to purchase all or a portion of the Fund’s additional long positions in securities. The long and short positions held by the Fund may vary over time as market opportunities develop.

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser will seek to enhance the Fund’s return through the use of leverage. The Fund will engage in short sales for investment purposes, principally when the Adviser believes the market price of securities will decline. In addition, although it has no current intention to do so, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings. Furthermore, although it has no current intention to do so, the Fund may add leverage to its portfolio through the issuance of preferred shares (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The Fund also may acquire derivative instruments, primarily options or index options (e.g., calls and puts may be purchased or written). The Fund’s derivative instruments are used for several purposes, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; and/or to hedge against market movements. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. In addition, the Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, even longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund’s obligation to cover its short positions, the Fund may pledge securities that it owns as collateral to the broker. This pledged collateral is segregated and maintained with the Fund’s custodian.

In all instances, the Fund intends to satisfy the quarterly diversification requirements set forth in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order for the Fund to be treated as a regulated investment company (“RIC”) under such provisions, including limitations on amounts invested into one or more MLPs.

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

Portfolio Managers

George Weiss, Jordi Visser, Charles Crow IV, Ron Lior, and David Betten served as the Fund’s portfolio managers.

George Weiss, Chief Executive Officer and Chairman: Founded George Weiss Associates, Inc. in 1978. Prior to establishing the company, George specialized in utility stocks and investing on behalf of institutional clients at Bache Halsey Stuart, Inc., in Hartford and briefly at Faulkner, Dawkins and Sullivan, Inc. He is a graduate of The Wharton School of Finance at the University of Pennsylvania where he is a Trustee Emeritus. He is also a Trustee Emeritus of the Woodrow Wilson Fellowship Foundation. Mr. Weiss is the founder of Say Yes to Education, Inc., (a charity dedicated to the educational advancement of inner-city students), a trustee of the Orphan Disease Pathway Project Foundation, and a Director of Somerset Re Ltd.

Jordi Visser, President and Chief Investment Officer: Joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College.

Charles Crow IV, Chief Data Scientist and Portfolio Manager: Joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Quantitative and Derivatives Strategies at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and systematic long/short investment strategies. Previously, he designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in his hometown of Princeton, NJ. Charles is the Chief Data Scientist at Weiss Multi-Strategy Advisers LLC; his team focuses on driving investment and operational efficiency. In addition, Charles is a Portfolio Manager on the Weiss Alpha Balanced Risk strategy. He holds a B.S. in Computer Science from Johns Hopkins University and an M.S. in Operations Research from Columbia University.

Ron Lior, Portfolio Manager: Joined the Adviser in 1993. He began his tenure with the firm in capital structure arbitrage in Europe, Asia and Latin America. He co-developed financial stock models and built models for Japanese warrants and convertibles. Ron holds a dual degree in finance and mechanical engineering from the University of Pennsylvania.

David Betten, Portfolio Manager: Joined the Adviser in 1998. He began his tenure as a Trader for the Quantitative strategy and then became Co-Manager of proprietary trading and the Global Event strategy. Previously, he worked as a broker in the private client group at Quick and Reilly. David graduated with a BA in economics from the University of Pennsylvania.

Investment Advisory Agreement Approval (unaudited)

The Board of Trustees (the “Board”) of Weiss Strategic Interval Fund (the “Fund”), a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), approved a new amended and restated investment advisory agreement between the Fund and Weiss Multi-Strategy Advisers LLC (the “Adviser”) (the “Investment Advisory Agreement”) at an in-person meeting held on November 25, 2019. The Investment Advisory Agreement was adopted to reflect an adjustment in the Fund’s management fee rate and performance fee rate as negotiated between the Fund’s sole shareholder and the Adviser.

In connection with the approval of the Investment Advisory Agreement, the Independent Trustees met with their independent counsel in executive session in advance of, and at, the meeting. Independent counsel to the Independent Trustees also reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement. The Independent Trustees noted that the Fund had been structured to manage certain assets of Somerset Reinsurance Ltd. (“Somerset”), a Bermuda reinsurance company and the Fund’s sole shareholder, and to seek to replicate the strategy of a private, multi-manager fund that the Adviser separately manages. The Independent Trustees further noted that: Somerset would continue to be the only investor in the Fund for the foreseeable future; unlike a typical broadly-offered registered investment company, the Fund has been structured to satisfy the financial and tax goals of a single, sophisticated institutional investor that has negotiated the financial and other business terms of the Fund directly with the Adviser, including, but not limited to, the fees payable by the Fund to the Adviser and the service providers engaged by the Fund; and both the Adviser and Somerset were advised by their separate advisers and personnel who were sophisticated and experienced in these matters.

In considering whether to approve the Investment Advisory Agreement, the Fund’s Board considered certain information provided to the Board by the Adviser, including, among other things, information concerning the services rendered to the Fund by the Adviser, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and Adviser’s operations, compliance programs and risk management. The Board also considered information provided with respect to the recent fee rate adjustments negotiated separately between Somerset and the Adviser and approved by Somerset.

In determining whether to approve the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — The Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement. The Board noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team’s expertise in managing securities in which the Fund invests. Fund management discussed the size and experience of the Adviser’s staff, the experience of their key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. The Board considered the role of the Fund as part of the broader mandate that Somerset has with the Adviser. The Board also considered that Somerset desired to continue its relationship with the Adviser, was knowledgeable about the nature, extent and quality of services provided by the Adviser and sought additional investment capacity from the Adviser over the last year. The quality of administrative and other services, including the Adviser’s role in overseeing and coordinating the activities of the Fund’s other service providers, also was considered. The Board noted the reputation and track record of the Adviser’s organization, and considered the quality of the internal personnel at the Adviser that service the Fund, as well as the external service providers engaged by the Adviser, including Fund counsel and the Chief Compliance Officer.

(b) Investment performance of the Fund and the Adviser — The Board considered total return performance information for the Fund, as of September 30, 2019, compared to another fund managed by the Adviser (the “Comparative Fund”) and two market indices on a monthly, quarterly and annualized basis since the Fund’s inception. The comparative information showed that the Fund’s performance was above that of the Comparative Fund and one of the market indices for the year-to-date period ended September 30, 2019, and was above that of the Comparative Fund and both indices since inception. The Board also considered information provided by Somerset and the Adviser with respect to Somerset’s satisfaction of the performance of the Fund as part of the Adviser’s overall management of Somerset’s account.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered an analysis of the costs to the Adviser of providing services to the Fund, as well as the profitability of the Adviser derived from its relationship to the Fund. The Board observed that the profitability and expense analysis is subject to review with respect to how certain revenue and expenses are allocated. The Board concluded that the profitability results were not unreasonable, in light of the services rendered by the Adviser and, notably, that the fees payable by the Fund to the Adviser had been negotiated directly between Somerset and the Adviser.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered that economies of scale are predicated on a fund having achieved a substantial size with increasing assets, and considered the extent to which economies of scale would be realized as the Fund’s assets grow. The Board noted that Somerset is permitted to purchase shares twice per month and redeem shares monthly. The Board considered investment inflows and potential redemptions, noting both of which were solely in Somerset’s discretion. The Board concluded that economies of scale that may accrue to the Adviser in connection with the management of the Fund had been adequately considered by Somerset and the Adviser in connection with negotiations regarding the fees payable by the Fund to the Adviser.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered the Fund’s contractual management and performance fees and expense ratio as compared to those of the Comparable Fund. The information presented to the Trustees showed that that the Fund’s adjusted management fee rate was lower than that of the Comparable Fund, and that the adjusted performance fee rate was equal to or, depending on the amount of leverage employed by the Fund, slightly higher than, that of the Comparable Fund. The Board also noted that, based on information provided by the Adviser, the Fund’s expense ratio was lower than that of the Comparable Fund. The Board also considered the calculation and determination of the performance fee payable by the Fund, as agreed to between Somerset and the Adviser. In addition, the Board considered and gave considerable weight to the fact that, unlike typical broadly-offered registered investment companies, the fees payable by the Fund to the Adviser had been negotiated with the Adviser at arm’s length by Somerset, a sophisticated institutional, and the Fund’s sole, investor.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees might accrue to the Adviser from its relationship with the Fund. The Board noted in this regard that Adviser does not trade with the Fund, or execute portfolio transactions on its behalf; however, the Board recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board, including all of the Independent Trustees, voted to approve the Investment Advisory Agreement.

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH (a)	POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES
Peter M. Lebovitz (1955)	Trustee and Chairman of the Board	Since Inception	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms) (2010-present)	1	Director, Artisan Partners Funds Inc. (15 portfolios) ( July 2014-present)

May Ngai Seeman (1965)	Trustee	Since Inception	President and Chief Executive Officer, MEAG New York Corporation (asset management firm) (2001-2017)	1	None

Peter L. Tedone (1957)	Trustee	Since Inception	Chairman, President and CEO of Vantis Life Insurance Company (1987-2018)	1	None

INTERESTED TRUSTEE
Jay Tucker (1957)	Trustee and President	Since Inception	Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-2019); President, Weiss Multi-Strategy Funds LLC (2017-2019)	1	None

(a)	The address of each Trustee is c/o Weiss Strategic Interval Fund, 320 Park Avenue, 20th Floor, New York, NY, 10022

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jay Tucker(b) (1957	President	Since Inception	Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-present); President, Weiss Multi-Strategy Funds LLC (2017-present)
Scott Crowell (b) (1967)	Treasurer	Since 2019	Interim Chief Financial Officer, Weiss Multi-Strategy Advisers LLC (2019-present); Vice President-Portfolio Accounting (2007-2019)
Patrick J. Keniston(c) 1964	Chief Compliance Officer	Since Inception	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).
Jeffrey Dillabough(b) (1967)	Secretary	Since Inception	Senior Vice President, General Counsel, , Weiss Multi-Strategy Advisers LLC (2009-present)

(b)	The address of the Officer is c/o Weiss Strategic Interval Fund, 320 Park Avenue, 20th Floor, New York, NY, 10022.
(c)	The address of the Officer is c/o Foreside, 3 Canal Plaza, Suite 100, Portland, ME 04101.

INVESTMENT ADVISER

Weiss Multi-Strategy Advisers LLC

320 Park Avenue, 20th Floor

New York, NY 10022

ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT

AND TRANSFER AGENT

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

51 John F. Kennedy Parkway, 5th Floor

Short Hills, NJ 07078

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The Registrant’s Board of Trustees has designated Mr. Peter Lebovitz as the Audit Committee Financial Expert. Mr. Lebovitz is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended December 31, 2019, the Fund’s principal accountant was KPMG LLP. The following explanation of fees details the aggregate fees billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Audit Fees:

(a)    For the Registrant’s fiscal year ended December 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $154,000. For the fiscal year ended December 31, 2018, it was $140,000.

(b)          Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2019, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, was $0. For the fiscal year ended December 31, 2018, it was $0.

(c)          Tax Fees: For the Registrant’s fiscal year ended December 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $9,500. For the fiscal year ended December 31, 2018, it was $9,500.

(d)          All Other Fees: For the Registrant’s fiscal year ended December 31, 2019 and the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, was $0. For the fiscal year ended December 31, 2018, it was $0.

(e)          (1)        The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)          No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)          For the Registrant’s fiscal years ended December 31, 2019 the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0. For the fiscal year ended December 31, 2018, it was $0.

(h)          The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

     Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy voting authority has been delegated to the Registrant’s Adviser, Weiss Multi-Strategy Advisers LLC. The Proxy Voting Policy is set forth below.

Weiss Multi-Strategy Advisers LLC

PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

1.      Procedures regarding proxies received by the Adviser are as follows:

a.      Keep a record of each proxy received;

b.      Determine which accounts managed by the Adviser hold the security to which the proxy relates;

c.      Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and

d.      The Adviser will retain a third party to assist it in coordinating and voting proxies with respect to client securities. The Adviser will vote proxies in accordance with the independent third party recommendations and the Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

e.      For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.

f.      The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.

2.      Voting Guidelines

a.      Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser’s investment professionals determine that voting otherwise would be in the best interests of the Adviser’s clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by the Adviser’s Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In determining whether a proposal is in the best interests of clients, the Proxy Review Committee may take into account the factors which include the following, among others:

·        whether the proposal was recommended by management and the Adviser’s opinion of management

·        whether the proposal acts to entrench existing management; and

·        whether the proposal fairly compensates management for past and future performance.

3.      Conflicts of Interest

a.      The Adviser may occasionally be subject to conflicts of interest in the voting of proxies, and will follow the third party service recommendation in that circumstance. Except as otherwise agreed with a Managed Account, the Adviser will apply the foregoing proxy voting policies and procedures to votes relating to positions held by the Managed Accounts.

4. Disclosure

Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.

5.      Recordkeeping

a.    The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:

·        Copies of this proxy voting policy and procedures, and any amendments thereto.    ·                A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

·        A record of each vote that the Adviser casts.

·        A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

·        A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Management

George Weiss, Chief Executive Officer and Chairman: Founded George Weiss Associates, Inc. in 1978. Prior to establishing the company, George specialized in utility stocks and investing on behalf of institutional clients at Bache Halsey Stuart, Inc., in Hartford and briefly at Faulkner, Dawkins and Sullivan, Inc. He is a graduate of The Wharton School of Finance at the University of Pennsylvania where he is a Trustee Emeritus. He is also a Trustee Emeritus of the Woodrow Wilson Fellowship Foundation. Mr. Weiss is the founder of Say Yes to Education, Inc., (a charity dedicated to the educational advancement of inner-city students), a trustee of the Orphan Disease Pathway Project Foundation, and a Director of Somerset Re Ltd.

Jordi Visser, President and Chief Investment Officer: Joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College.

Charles Crow IV, Chief Data Scientist and Portfolio Manager: Joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Quantitative and Derivatives Strategies at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and systematic long/short investment strategies. Previously, he designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in his hometown of Princeton, NJ. Charles is the Chief Data Scientist at Weiss Multi-Strategy Advisers LLC; his team focuses on driving investment and operational efficiency. In addition, Charles is a Portfolio Manager on the Weiss Alpha Balanced Risk strategy. He holds a B.S. in Computer Science from Johns Hopkins University and an M.S. in Operations Research from Columbia University.

Ron Lior, Portfolio Manager– Joined the Adviser in 1993. He began his tenure with the firm in capital structure arbitrage in Europe, Asia and Latin America. He co-developed financial stock models and built models for Japanese warrants and convertibles. Ron holds a dual degree in finance and mechanical engineering from the University of Pennsylvania.

David Betten, Portfolio Manager - Joined the Adviser in 1998. He began his tenure as a Trader for the Quantitative strategy and then became Co-Manager of proprietary trading and the Global Event strategy. Previously, he worked as a broker in the private client group at Quick and Reilly. David graduated with a BA in economics from the University of Pennsylvania.

Other Accounts.

As of December 31, 2019, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees

George Weiss
	Registered Investment Companies	0	$0 million	0	$0 million

	Other Pooled Investment Vehicles	1	$86.5 million	0	$0 million

	Other Accounts	2	$0 million	0	$0 million

Jordi Visser
	Registered Investment Companies	1	$90.2 million	0	$0 million

	Other Pooled Investment Vehicles	0	$0 million	0	$0 million

	Other Accounts	3	$512.3 million	1	$120.0 million

Charles Crow IV
	Registered Investment Companies	1	$90.2 million	0	$0 million

	Other Pooled Investment Vehicles	0	$0 million	0	$0 million

	Other Accounts	3	$512.3 million	1	$120.0 million

David Betten
	Registered Investment Companies	1	$90.2 million	0	$0 million

	Other Pooled Investment Vehicles	4	$1,036.0 million	3	$949.5 million

	Other Accounts	4	$750.7 million	2	$358.5 million

Ron Lior
	Registered Investment Companies	1	$90.2 million	0	$0 million

	Other Pooled Investment Vehicles	4	$1,036.0 million	3	$949.5 million

	Other Accounts	4	$750.7 million	2	$358.5 million

Conflicts of Interests.

In addition to investing capital for the Fund, the Adviser also serves as investment adviser for other clients including privately offered funds and separately managed accounts.

The Adviser may give advice or take action with respect to its other clients that differs from the advice given or action taken with respect to the Fund, and the Adviser’s obligation to determine suitability for each of its clients may result in seemingly contradictory advice with respect to a single security. For example, the Adviser may purchase a particular security for the Fund at a time when the Adviser is selling or establishing a short position in that same security on behalf of another client. Alternatively, the Adviser may take a short position in a security on behalf of the Fund while maintaining a long position in that same security on behalf of another client. Similarly, the Fund may purchase a security in its long-only portfolio at the same time it is selling or establishing a short position in the same security in the alpha portfolio.

The Adviser may have an incentive to favor certain other client accounts over the Fund because of proprietary investments in such other client accounts. Because the Adviser may allocate investment opportunities between the Fund and other client accounts, there may be competition amongst the other client accounts and the Fund for limited capacity opportunities. In addition, the Fund has a different fee structure than many of the Adviser’s other clients, and as such the Adviser may have a conflict of interest in allocating investment opportunities among the Fund and such other clients. The Fund’s fee structure may also create an incentive for the Adviser to moderate Fund returns in higher return environments, as there is the potential for the Adviser’s operations to be less profitable in such environments.

Employees of the Adviser or its affiliates are permitted to engage in personal investment activities that may involve a conflict of interest with the investment activities of the Fund. The Adviser’s compliance procedures require all employees to request permission from the Adviser’s compliance officer for personal trades, subject to certain exceptions. The Adviser may change its policies or procedures with respect to such personal investment activities at any time.

The Adviser will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. The Adviser and its members, directors, officers and employees may conduct any other business, including any business with respect to investments, regardless of whether such business is in competition with the Fund. The Fund will not have any right to participate in any manner or have any interest in any such business engaged in by the Adviser or their members, directors, officers, employees or affiliates.

When it is determined that it would be appropriate for the Fund and one or more other investment accounts managed by the Adviser or its affiliates to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund and the affiliated entities for which participation is appropriate. Orders may be combined for all such accounts. If an order on behalf of more than one account cannot be fully executed under such accounts, or if an order is not filled at the same price, the order may be allocated on an average price basis. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser or its affiliates consider equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

In addition, if the Adviser determines that it is appropriate for the Fund to buy or sell a security, and for another fund or account to sell or buy that same security, the Adviser may, in accordance with Rule 17a-7 of the 1940 Act, and the Fund’s policies and procedures adopted thereunder, arrange a “cross” trade between the Fund and such other fund or account, if the trade price is no less advantageous for both parties than an open market transaction would be. Transactions among the Fund and other managed accounts may also take place from time to time as necessary to rebalance various portfolio positions. Notwithstanding the foregoing, the Fund will not engage in cross trades in violation of ERISA, to the extent applicable.

Compensation.

Each portfolio manager receives a fixed salary and discretionary bonus for his service as portfolio manager. The aforementioned discretionary bonuses are determined by the Adviser in its sole discretion which takes into account such things as Adviser profitability, product profitability and overall employee contributions to the Adviser in the relevant fiscal years. Although Fund performance is not a direct factor in the determination of discretionary bonuses, Fund performance affects the Adviser’s overall profitability, and therefore, indirectly, any such determination.

Ownership of Fund Shares.

As of December 31, 2019, the portfolio managers did not beneficially own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. As of December 31, 2019, certain material weaknesses were identified relating to the accounting for loans to the Registrant’s sole shareholder and the adoption of new accounting standards. These material weaknesses resulted in the restatement of the 2018 financial statements and financial highlights. The restatement resulted in a reduction of net assets previously presented in the Statement of Assets and Liabilities of $57,386,535 and a reduction in the net increase resulting from operations of $1,120,874.

As a result of the material weaknesses described above, it was determined that the Registrant was lacking the controls necessary to reflect the presentation of a certain significant unusual transaction and implementing a certain accounting pronouncement. The Registrant is currently developing a remediation plan to address the material weaknesses described above. Based on these material weaknesses, the Registrant determined that its disclosure controls and procedures were ineffective as of December 31, 2019.

(b)

Changes in Internal Controls. Other than the material weaknesses noted above, there have been no changes in the Registrant’s internal controls that could materially affect the internal controls over financial reporting for the quarter ended December 31, 2019.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

     Not applicable.

Item 13. Exhibits.

(a)(1)	Attached Herewith
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Weiss Strategic Interval Fund

Date: March 23, 2020	By:	/s/ Jay Tucker
Jay Tucker
Trustee, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: March 23, 2020	By:	/s/ Jay Tucker
Jay Tucker
Trustee, President

Date: March 23, 2020	By:	/s/ Scott Crowell
Scott Crowell
Treasurer
(Principal Financial Officer and Principal Accounting Officer)